Exhibit 99.29

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-A

KEY PERFORMANCE FACTORS
March 31, 2000



Expected B Maturity 3/17/03


Blended Coupon 6.1574%


Excess Protection Level
3 Month Average   5.86%
March, 2000   5.96%
February, 2000   6.21%
January, 2000   5.42%


Cash Yield19.39%


Investor Charge Offs 4.70%


Base Rate 8.74%


Over 30 Day Delinquency 4.65%


Seller's Interest 8.73%


Total Payment Rate15.20%


Total Principal Balance$49,480,326,758.32


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,321,526,239.83